The Glenmede Fund, Inc.
                                  (the "Fund")

                    Supplement dated as of December 10, 2001
                                       to
                          Equity Portfolios Prospectus
                                       and
                       Statement of Additional Information
                             dated February 28, 2001

                             International Portfolio

On December 10, 2001, the Board of Directors of International Portfolio approved a sub-investment advisory agreement among The Glenmede Fund, Inc., on behalf of International Portfolio, Glenmede Advisers, Inc. and Philadelphia International Advisors LP ("Philadelphia International"). Subject to the approval of shareholders at a special meeting to be held on December 26, 2001, Philadelphia International will manage the assets of International Portfolio as sub-advisor, under the supervision of Glenmede Advisers as investment advisor, effective January 1, 2002. The current employees of Glenmede Advisers primarily responsible for the portfolio management of International Portfolio will continue in the same capacity at Philadelphia International.